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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of Earliest Event Reported) May 17, 1999
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                             St. Paul Bancorp, Inc.
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             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)



            01-15580                                       36-3504665
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    (Commission File Number)                (I.R.S. Employer Identification No.)



6700 West North Avenue, Chicago, Illinois                    60707
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(Address of Principal Executive Offices)                   (Zip Code)


                                 (773) 622-5000
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              (Registrant's Telephone Number, Including Area Code)



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ITEM 5.  OTHER EVENTS

         On May 17, 1999, St. Paul Bancorp, Inc., a Delaware corporation ("St. Paul"), and Charter One Financial, Inc., a Delaware corporation ("COFI"), announced that they had entered into an Agreement and Plan of Merger, dated as of May 17, 1999 (the "Merger Agreement"), among St. Paul, COFI and Charter Michigan Bancorp, Inc., a Michigan corporation and wholly-owned first-tier subsidiary of COFI ("Charter Michigan"). The Agreement provides that COFI will acquire each issued and outstanding share of common stock of St. Paul in exchange for 0.945 of a share of COFI common stock, subject to adjustment, through the merger of St. Paul with and into Charter Michigan, upon which the separate corporate existence of St. Paul shall cease. At the time of the execution of the Agreement, St. Paul and COFI entered into a stock option agreement pursuant to which COFI has the right to acquire in certain circumstances up to 9.9% of the shares of St. Paul (after giving effect to the exercise of the option).

         The consummation of the transactions contemplated by the Merger Agreement is subject to the approval of the shareholders of St. Paul and COFI and other conditions. A copy of the press release announcing execution of the Merger Agreement is attached as Exhibit 99.1 and is incorporated herein by reference.

         In connection with the transactions contemplated by the Merger Agreement, St. Paul has also rescinded its share repurchase program. Under the program, which was initiated on January 28, 1999, St. Paul was authorized to repurchase up to 2,000,000 shares of its outstanding common stock. Prior to announcement of the Merger Agreement, St. Paul had repurchased 1,032,000 shares.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

         (c)        Exhibits.

                    2.1 Agreement and Plan of Merger, dated as of May 17, 1999, by and among Charter One Financial, Inc., Charter Michigan Bancorp, Inc. and St. Paul Bancorp, Inc.

                    2.2 Stock Option Agreement, dated as of May 17, 1999, between Charter One Financial, Inc. and St. Paul Bancorp, Inc.

                    99.1 Press Release dated May 17, 1999 announcing execution of the Merger Agreement.

                    99.2 Amendment, dated as of May 17, 1999, to Rights
                         Agreement, dated as of October 26, 1992, between St. Paul Bancorp, Inc. and The First National Bank of Boston, as Rights Agent.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    ST. PAUL BANCORP, INC.



Dated: May 17, 1999                 By: /s/ Patrick J. Agnew
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                                        Patrick J. Agnew
                                        President, Chief Operating Officer